UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 29, 2005

The Andersons, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	000-20557	34-1562374
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

480 West Dussel Drive, Maumee, Ohio		43537
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	419-893-5050

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

See disclosure under Item 2.03 of this Current Report, which is incorporated by reference in this item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 29, 2005, The Andersons Rail Operating I, LLC ("TARO I"), a wholly owned subsidiary of The Andersons Inc. ("The Andersons") entered into a new long term debt agreement ("Term Loan Agreement") with several banks including Siemens Financial Services, Inc. acting as Agent. Under the Term Loan Agreement, TARO I borrowed $41 million with a term of 7 years and a 40% balloon payment due at maturity. The proceeds from the loan are being used to acquire, from The Andersons, 2,293 railcars and related leases which are covered by the Security Agreement, incorporated herein by reference and attached hereto as exhibit 10.14. The Andersons will use the proceeds from the sale for general corporate purposes. The Andersons will also provide for the management of the railcars (as set forth in the Management Agreement, incorporated herein by reference and attached hereto as exhibit 10.15) and will provide for the servicing of the leases (as set forth in the Servicing Agreement, incorporated herein by reference and attached hereto as exhibit 10.16).

The foregoing description of the Term Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the agreement which is filed as exhibit 10.17 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.14 Security Agreement, dated as of December 29, 2005, made by The Andersons Rail Operating I, LLC in favor of Siemens Financial Services, Inc. as Agent.

10.15 Management Agreement, dated as of December 29, 2005, made between The Andersons Rail Operating I, LLC and The Andersons Inc., as the Manager.

10.16 Servicing Agreement, dated as of December 29, 2005, made by The Andersons Rail Operating I, LLC and The Andersons Inc., as the Servicer.

10.17 Term Loan Agreement, dated as of December 29, 2005, between The Andersons Rail Operating I, LLC, as borrower, the lenders named herein, and Siemens Financial Services, Inc., as Agent and Lender.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Andersons, Inc.

January 5, 2006	By:	Michael J. Anderson

Name: Michael J. Anderson
Title: President and CEO

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Exhibit Index

Exhibit No.	Description

10.14	Security Agreement
10.15	Management Agreement
10.16	Servicing Agreement
10.17	Term Loan Agreement